UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2011

American Realty Capital Healthcare Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-169075	27-3306391
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15 the Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 7, 2011, American Realty Capital Healthcare Trust, Inc. (the “REIT”) and its advisor, American Realty Capital Healthcare Advisors, LLC, (the “Advisor”) agreed that the Advisor shall modify the timing of payment of the asset management fees by the REIT to the Advisor such that the REIT shall pay to the Advisor asset management fees on a current basis, and shall no longer pre-pay those fees, as was allowed under the advisory agreement.  In addition, such asset management fee shall be payable, at the discretion of the REIT’s board, in cash, common stock or restricted stock grants, or any combination thereof.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

Date: June 13, 2011	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors